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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 23, 1999



                          OMNIS TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                          0-16449                      94-3046892
(State or jurisdiction of          (Commission File Number)          (I.R.S. Employer
incorporation or organization)                                     Identification No.)

                         981 INDUSTRIAL WAY, BUILDING B
                          SAN CARLOS, CALIFORNIA 94070
            ---------------------------------------------------------
          (Address, including zip code, of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 632-7100

                -------------------------------------------------
          (Former name or former address, if changed since last report)

=================================================================

Item 5. Other Events.

        (a) On November 23, 1999, the Board of Directors of the Company (the "Board") appointed James W. Dorst ("Dorst") as a Class III director of the Company, to



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fill a vacancy on the Board for a term expiring at the 2000 Annual Meeting of
Stockholders of the Company.

        (b) As of November 23, 1999, the Board also appointed Mr. Dorst as the Chief Financial Officer and Chief Operating Officer of the Company. Copies of the employment agreement and stock option agreement entered into between the Company and Dorst are filed herewith as Exhibits 10.1 and 10.2.

        (c) On December 23, 1999, the Company obtained a $3,000,000 line of credit from Astoria Capital Partners, L.P. pursuant to the terms of a Credit Facility Agreement dated as of December 21, 1999. The line of credit has a term of six months, and the Company may draw up to $500,000 from the line of credit per month as set forth in the Credit Facility Agreement. In connection with the issuance of the line of credit, the Company issued a Promissory Note in the principal amount of up to $3,000,000 to Astoria Capital Partners, L.P. dated as of December 21, 1999. All principal and accrued interest on the Promissory Note is due and payable on May 31, 2000 or upon a Change of Control (as such term is defined in the Credit Facility Agreement), if earlier. The Promissory Note bears interest at 8% per annum and has a default rate of interest of 10% per annum. The Promissory Note is secured by certain assets of the Company. While any debt is outstanding or the line of credit remains in effect, except for any debt owing to the Lender or debt issued contemporaneously with payment of the debt in full and termination of the line of credit, the Company shall not incur any indebtedness without the written consent of Lender, except the Company may incur junior debt in the aggregate principal amount of up to $500,000 in connection with the purchase or lease of property (whether or not in the ordinary course of business).

        In addition, and also in connection with the issuance of the line of credit, the Company issued to Astoria Capital Partners, L.P. a Non-Transferable Warrant to purchase shares of capital stock of the Company. The Warrant may be exercised, and shares of capital stock of the Company will be issued upon exercise of the Warrant, only in connection with one or more Qualifying Offerings (as such term is defined in the Warrant) of securities of the Company. The Warrant may be exercised for up to $3,000,000 of shares of the capital stock of the Company issued in one or more Qualifying Offerings at the price per share of such securities in each such Qualifying Offering, as further provided and qualified by the Warrant. The Company has granted to Astoria Capital Partners, L.P. certain registration rights with respect to any shares of capital stock issued upon exercise of the Warrant as described in the Warrant. The Warrant terminates on May 31, 2001; in this connection the Company has no independent obligation to issue any securities, consummate any offering of its securities or accept any offer to issue or sell any of its securities on or before such date. Copies of the Credit Facility Agreement and forms of the Promissory Note and Warrant are filed herewith as Exhibits 10.3, 10.4 and 10.5; and the foregoing is only a summary of and is subject to all of the terms and conditions of such documents.



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Item 7. Exhibits.

EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------
10.1    At-Will Employment Agreement between the Company and James W. Dorst dated as of November 23, 1999.

10.2    Nonincentive Stock Option Agreement between the Company and James W.
        Dorst dated as of November 23, 1999.

10.3    Credit Facility Agreement between the Company and Astoria Capital
        Partners, L.P. dated as of December 21, 1999.

10.4 Form of Promissory Note dated as of December 21, 1999 issued by the Company to Astoria Capital Partners, L.P.

10.5 Form of Warrant dated as of December 21, 1999 issued by the Company to Astoria Capital Partners, L.P.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OMNIS TECHNOLOGY CORPORATION

        Date:  January 7, 2000              By: /s/ GWYNETH GIBBS
                                               ---------------------------------
                                               Gwyneth Gibbs, President



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        INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K DATED
                                NOVEMBER 23, 1999

EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------
10.1    At-Will Employment Agreement between the Company and James W. Dorst dated as of November 23, 1999.

10.2    Nonincentive Stock Option Agreement between the Company and James W.
        Dorst dated as of November 23, 1999.

10.3    Credit Facility Agreement between the Company and Astoria Capital
        Partners, L.P. dated as of December 21, 1999.

10.4 Form of Promissory Note dated as of December 21, 1999 issued by the Company to Astoria Capital Partners, L.P.

10.5 Form of Warrant dated as of December 21, 1999 issued by the Company to Astoria Capital Partners, L.P.



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